MUNIYIELD
NEW JERSEY
FUND, INC.






FUND LOGO






Annual Report

November 30, 1995



This report, including the financial information herein, is transmitted to the shareholders of MuniYield New Jersey Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniYield
New Jersey Fund, Inc.
Box 9011
Princeton, NJ
08543-9011






MuniYield New Jersey Fund, Inc.


TO OUR SHAREHOLDERS

For the year ended November 30, 1995, the Common Stock of MuniYield New Jersey Fund, Inc. earned $0.894 per share income dividends, which included earned and unpaid dividends of $0.073. This represents a net annualized yield of 5.75%, based on a month-end net asset value of $15.56 per share. Over the same period, total investment return on the Fund's Common Stock was +25.85%, based on a change in per share net asset value from $13.22 to $15.56, and assuming reinvestment of $0.898 per share income dividends.

For the six-month period ended November 30, 1995, total investment return on the Funds' Common Stock was +6.24%, based on a change in per share net asset value from $15.13 to $15.56, and assuming reinvestment of $0.444 per share income dividends.

For the six months ended November 30, 1995, the average yield on the Fund's Auction Market Preferred Stock was 3.80%.

The Municipal Market
Tax-exempt bond yields have continued to decline during the six-month period ending November 30, 1995. As measured by the Bond Buyer Revenue Bond Index, the yield on uninsured, long-term municipal revenue bonds fell approximately 25 basis points (0.25%) to end the November period at approximately 5.75%. While tax-exempt bond yields have declined dramatically from their highs one year ago, municipal bond yields have exhibited considerable yield volatility on a weekly basis. In recent months, tax-exempt bond yields have fluctuated by as much as 20 basis points (0.20%) on a week-to-week basis. US Treasury bond yields have displayed similar volatility, but the extent of their decline has been greater. By the end of November, long-term US Treasury bonds declined almost 50 basis points to 6.13%. Proposed Federal tax restructuring has continued to weigh heavily on the tax-exempt bond market. Thus far in 1995, US Treasury bond yields have declined approximately 175 basis points. Municipal bond yields have fallen approximately 120 basis points as the uncertainty surrounding any changes to the existing Federal income tax structure prevented the municipal bond market from rallying as strongly as its taxable counterpart.

A general view of a moderately expanding domestic economy, supported by a very favorable inflationary environment, has allowed interest rates to significantly decline from their recent highs last November. However, this decline has not been a smooth downward curve. Conflicting economic indicators were released during recent months that have prevented a clear consensus regarding the near-term direction of interest rates from being reached. The resultant uncertainty has promoted more of a saw-toothed pattern as interest rate declines have been repeatedly interrupted by indications of stronger-than-expected economic growth. As these concerns have been overcome by subsequent weaker economic releases, interest rate declines have resumed. These periods of volatility are likely to continue for the remainder of 1995, or until proposed Federal budget deficit reduction packages have been resolved and any resultant responses by the Federal Reserve Board have occurred.

The municipal bond market's technical position, however, has remained supportive throughout recent quarters. Approximately $42 billion in long-term municipal securities were issued during the three-month period ended November 30, 1995. While this issuance is slightly above underwritings during the same three-month period ended November 30, 1994, tax-exempt bond issuance over the last 12 months has remained approximately 20% below comparable 1994 levels. The municipal bond market should be able to maintain this positive technical position well into 1996. Annual issuance for 1995 is now projected to be approximately $140 billion, significantly less than last year's already low level of $162 billion. Projected maturities and early redemptions for the remainder of 1995 and throughout 1996 will lead to a continued decline in the total outstanding municipal bond supply throughout 1996 and, perhaps, into 1998 should new bond issuance remain at historically low levels.

Despite the municipal bond market's relative underperformance versus the US Treasury market thus far in 1995, the extent of the tax-exempt bond market's rally has been nonetheless quite impressive. Municipal bond yields have fallen approximately 160 basis points from their highs in November 1994 and municipal bond prices have risen accordingly. Most tax-exempt products have recouped almost all of the losses incurred in 1994 and are well on their way to posting double-digit total returns for all of 1995. This relative underperformance so far in 1995 provided the long-term investor with the rare opportunity to purchase tax-exempt securities at yield levels near those of taxable securities.

Additionally, many of the factors that have led to the relative underperformance of the tax-exempt bond market thus far this year, namely investor concern regarding Federal budget deficit reductions and proposed changes in the Federal income tax structure, are nearing resolution. The Federal budget reconciliation process has already begun and is expected to be essentially completed by year-end. Recent public opinion polls have suggested that the majority of American taxpayers prefer the existing Federal income tax system compared to proposed changes, such as flat-tax or national sales tax. In an upcoming election year, neither party is likely to advocate a clearly unpopular position, particularly one that can be expected to negatively impact the Federal budget deficit reduction program through reduced tax revenues. As these factors are resolved, we believe that much of the resistance that the municipal bond market has met this year should dissipate. This should allow municipal bond yields to decline from current levels in order to return to more normal historic yield relationships.

Portfolio Strategy
During the past 12 months, the municipal bond market has been extremely volatile. As measured by the Bond Buyer Revenue Bond Index, long-term tax-exempt bond yields ranged from a high of 7.18% on December 1, 1994, to a low of 5.78% at the Fund's fiscal year-end on November 30, 1995. After rising sharply for most of 1994, long-term interest rates rallied significantly during 1995 as the US economy nearly slowed to a halt. This slowdown in economic growth initially caused the Federal Reserve Board to stop tightening its monetary policy early in 1995. Once the magnitude of the slowdown became apparent this past July, the Federal Reserve Board actually decreased the Federal Funds rate by 0.25% to 5.75%.

We altered the Fund's portfolio strategy during the past 12 months as investor sentiment changed. We entered the year defensively postured and maintained that outlook through early 1995. However, as evidence of a stagnant economy emerged early in 1995, we began to adopt a more constructive outlook. Our strategy then centered on reducing cash reserves as much as possible and restructuring the Fund's holdings to extend the average portfolio maturity and lower the average coupon of the portfolio. This entailed selling par bonds which have little upside potential, and buying discount coupon bonds. These moves made the Fund more responsive to changes in interest rates as we were still constructive on the bond market. As a result, the Fund generated a positive total return and an attractive current yield for its Common Stock shareholders.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Vincent R. Giordano)
Vincent R. Giordano
Vice President




(William M. Petty)
William M. Petty
Portfolio Manager



January 3, 1996



We are pleased to announce that William M. Petty is responsible for the day-to-day management of MuniYield New Jersey Fund, Inc . Mr. Petty has been employed by Merrill Lynch Asset Management, L.P. (an affiliate of the Fund's investment adviser) since 1993 as Vice President and was Assistant Vice President from 1992 to 1993. Prior thereto, he was employed by J. J. Kenny Municipal Bond Brokers as a Municipal Bond Broker from 1990 to 1992.

PROXY RESULTS (UNAUDITED)


During the six-month period ended November 30, 1995, MuniYield New Jersey Fund, Inc. Common Stock shareholders voted on the following proposals. The proposals were approved at a special shareholders' meeting on June 16, 1995. The description of each proposal and number of shares voted are as follows:


                                                                                      Shares              Shares Voted
                                                                                     Voted For         Without Authority
1. To elect the Fund's Board of Directors:          Herbert I. London                8,441,073              188,855
                                                    Robert R. Martin                 8,442,341              187,587
                                                    Arthur Zeikel                    8,442,413              187,515


                                                                              Shares          Shares Voted         Shares Voted
                                                                            Voted For           Against              Abstain
2. To ratify the selection of Deloitte & Touche LLP as
   the Fund's independent auditors for the current year.                     8,430,822            84,188             114,918

During the six-month period ended November 30, 1995, MuniYield New Jersey Fund, Inc. Preferred Stock shareholders voted on the following proposals. The proposals were approved at a special shareholders' meeting on June 16, 1995. The description of each proposal and number of shares voted are as follows:


                                                                                      Shares              Shares Voted
                                                                                     Voted For         Without Authority
1. To elect the Fund's Board of Directors:          Herbert I. London                  1,905                   47
                                                    Robert R. Martin                   1,905                   47
                                                    Joseph L. May                      1,905                   47
                                                    Andre F. Perold                    1,905                   47
                                                    Arthur Zeikel                      1,905                   47


                                                                              Shares           Shares Voted        Shares Voted
                                                                             Voted For           Against             Abstain
2.To ratify the selection of Deloitte & Touche LLP as
  the Fund's independent auditors for the current year.                        1,905                47                  0





THE BENEFITS AND RISKS OF LEVERAGING


MuniYield New Jersey Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pick-up on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.




PORTFOLIO ABBREVIATIONS


To simplify the listings of MuniYield New Jersey Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT            Alternative Minimum Tax (subject to)
COP            Certificates of Participation
EDA            Economic Development Authority
GO             General Obligation Bonds
M/F            Multi-Family
PCR            Pollution Control Revenue Bonds
UT             Unlimited Tax
VRDN           Variable Rate Demand Notes



SCHEDULE OF INVESTMENTS                                                                                       (in Thousands)
S&P      Moody's      Face                                                                                           Value
Ratings  Ratings     Amount                               Issue                                                    (Note 1a)

New Jersey--95.6%
                              Atlantic County, New Jersey, Utilities Authority, Solid Waste Revenue
                              Bonds:
NR*      Ba         $ 1,375     7% due 3/01/2008                                                                   $  1,423
NR*      Ba           2,400     7.125% due 3/01/2016                                                                  2,487

NR*      A1           3,545   Camden County, New Jersey, Improvement Authority, Lease Revenue Bonds
                              (Property and Equipment Program), 6% due 12/01/2012                                     3,670

AAA      Aaa          2,000   Cape May County, New Jersey, Industrial Pollution Control Financing
                              Authority Revenue Bonds (Atlantic City Electric Company Project), AMT,
                              Series A, 7.20% due 11/01/2029(b)                                                       2,292

AAA      Aaa          1,000   Highland Park, New Jersey, School District, GO, UT, 6.55% due 2/15/2021 (b)             1,116

AAA      Aaa          7,880   Hudson County, New Jersey, COP, Refunding Bonds (Correctional Facilities),
                              6.60% due 12/01/2021 (b)                                                                8,580

AA       A            3,200   Jersey City, New Jersey, School, GO, UT, 6.65% due 2/15/2015                            3,529

NR*      Aa1          5,000   Mercer County, New Jersey, Improvement Authority Revenue Bonds (County
                              Courthouse Project), 6.60% due 11/01/2000 (g)                                           5,586

                              Montgomery Township of New Jersey, Board of Education, UT (c):
AAA      NR*          1,250     5.45% due 8/01/2019                                                                   1,254
AAA      NR*          1,250     5.45% due 8/01/2020                                                                   1,248

                              New Jersey Building Authority, State Building Revenue Refunding Bonds:
AA-      Aa           5,000     5% due 6/15/2014                                                                      4,790
AA-      Aa           1,100     5% due 6/15/2019                                                                      1,033

                              New Jersey EDA, Natural Gas Facilities Revenue Bonds (e):
A1+      VMIG1++      1,300     (Natural Gas Company Project), VRDN, Series B, 3.25% due 8/01/2030 (a)                1,300
AAA      Aaa          5,000     Refunding (NUI Corp.), Series A, 6.35% due 10/01/2022                                 5,420

AAA      Aaa          2,715   New Jersey EDA, Revenue Bonds (Educational Testing Service), Series B,
                              6.25% due 5/15/2025 (b)                                                                 2,903

AAA      Aaa          2,500   New Jersey EDA, Revenue Refunding Bonds (RWJ Health Care Corporation),
                              6.50% due 7/01/2024 (f)                                                                 2,744




SCHEDULE OF INVESTMENTS (continued)                                                                           (in Thousands)
S&P      Moody's      Face                                                                                           Value
Ratings  Ratings     Amount                               Issue                                                    (Note 1a)

New Jersey (continued)
NR*      Aa1        $10,750   New Jersey EDA, Solid Waste Disposal Facilities Revenue Bonds (Garden
                              State Paper Company), AMT, 7.125% due 4/01/2022                                      $ 11,753

                              New Jersey Health Care Facilities Financing Authority Revenue Bonds:
AAA      Aaa          2,000     (JFK Health Systems Obligation Group), 5.70% due 7/01/2025 (c)                        2,022
A-       A            6,060     Refunding (Atlantic City Medical Center), Series C, 6.80% due 7/01/2011               6,519
AAA      Aaa          2,000     Refunding (Hackensack Medical Center), 6.625% due 7/01/2011 (c)                       2,194
AAA      Aaa          2,000     Refunding (Jersey Shore Medical Center), 5.875% due 7/01/2024 (e)                     2,048
BBB-     Baa          3,875     (Saint Elizabeth Hospital), Series B, 8.25% due 7/01/2020                             4,240

                              New Jersey Sports and Exposition Authority Revenue Bonds:
NR*      Aa           1,690     Refunding (Sports Complex), Series A, 5.20% due 1/01/2020                             1,627
A+       Aa           7,820     (State Contract), Series A, 6.50% due 3/01/2019                                       8,348
A1       VMIG1++        600     (State Contract), VRDN, Series C, 3.90% due 9/01/2024 (a)(b)                            600

                              New Jersey State Educational Facilities Authority Revenue Bonds:
BBB+     NR*          6,500     Higher Education (Drew University), Series E, 6.25% due 7/01/2017                     6,695
AAA      Aaa          7,000     Higher Education (Facilities Trust Fund), Series A, 5.125% due
                                9/01/2009 (e)                                                                         6,989
AA+      Aa1          5,435     Higher Education (Princeton University), Series C, 6.375% due 7/01/2022               5,768
A-       Baa          3,355     Higher Education (Saint Peter's College), Series B, 6.80% due 7/01/2008               3,699
A-       Baa          3,600     Higher Education (Saint Peter's College), Series B, 6.85% due 7/01/2012               3,979
A-       Baa1         6,030     (Stevens Institute of Technology), Series A, 6.80% due 7/01/2008                      6,648

AA+      Aa1          2,105   New Jersey State, GO, AMT, 7.05% due 7/15/2015                                          2,449

AAA      Aaa          4,000   New Jersey State Housing and Mortgage Finance Agency, Home Buyer Revenue
                              Bonds, AMT, Series M, 7% due 10/01/2026 (b)                                             4,230

AAA      NR*          2,520   New Jersey State Housing and Mortgage Finance Agency, M/F Housing,
                              Revenue Refunding Bonds (Presidential Plaza), 7% due 5/01/2030 (d)                      2,665

AAA      Aaa          2,000   New Jersey State Transportation Corporation, COP (Raymond Plaza East,
                              Incorporated), 6.50% due 10/01/2016 (f)                                                 2,213

                              New Jersey State Transportation Trust Fund Authority Refunding Bonds
                              (Transportation System), Series A (b):
AAA      Aaa         1,500      5.50% due 6/15/2013                                                                   1,520
AAA      Aaa         3,000      5% due 6/15/2015                                                                      2,895

                              New Jersey State Turnpike Authority, Turnpike Revenue Refunding Bonds:
A        A            7,000     Series A, 6.75% due 1/01/2008                                                         7,712
AAA      Aaa          3,800     Series C, 6.50% due 1/01/2016 (b)                                                     4,359

                              North Brunswick Township, New Jersey, Revenue Bonds, UT:
NR*      Aa           2,405     6.50% due 5/15/2012                                                                   2,626
NR*      Aa           2,710     6.50% due 5/15/2013                                                                   2,959

SCHEDULE OF INVESTMENTS (concluded)                                                                           (in Thousands)
S&P      Moody's      Face                                                                                           Value
Ratings  Ratings     Amount                               Issue                                                    (Note 1a)

New Jersey (concluded)
AAA      Aaa        $ 2,010   North Jersey District Water Supply, New Jersey, Community Revenue Refunding
                              Bonds (Wanaque North Project), Series B, 6.50% due 11/15/2011 (b)                    $  2,213

AAA      Aaa          6,230   Passaic Valley, New Jersey, Water Commission, Water Supply Revenue Bonds,
                              Series A, 6.40% due 12/15/2002 (c)(g)                                                   7,069

                              Port Authority of New York and New Jersey, Consolidated Revenue Bonds:
AA-      A1           2,465     67th Series, 6.90% due 7/01/2011                                                      2,691
AA-      A1           1,000     69th Series, 7.125% due 6/01/2025                                                     1,102
AA-      A1           9,500     72nd Series, 7.35% due 10/01/2027                                                    11,008
AA-      A1           2,000     100th Series, 5.75% due 6/15/2030                                                     2,010

AA       A1           2,275   Rutgers State University, New Jersey, Revenue Refunding Bonds (State
                              University of New Jersey), Series A, 6.50% due 5/01/2018                                2,472

A1+      P1             500   Union County, New Jersey, Industrial Pollution Control Financing Authority,
                              PCR, Refunding (Exxon Project), VRDN, AMT, 3.30% due 10/01/2024 (a)                       500

AA       A            3,100   University of Medicine and Dentistry, New Jersey, Revenue Bonds, Series E,
                              6.50% due 12/01/2018                                                                    3,376


Puerto Rico--2.9%


A-       Baa1         5,000   Puerto Rico Electric Power Authority, Power Revenue Bonds, Series P, 7% due
                              7/01/2001 (g)                                                                           5,748

Total Investments (Cost--$179,837)--98.5%                                                                           194,321

Other Assets Less Liabilities--1.5%                                                                                   3,034
                                                                                                                   --------
Net Assets--100.0%                                                                                                 $197,355
                                                                                                                   ========

(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at November 30, 1995.
(b)MBIA Insured.
(c)FGIC Insured.
(d)FHA Insured.
(e)AMBAC Insured.
(f)FSA Insured.
(g)Prerefunded.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc.
   Ratings of issues shown have not been audited by Deloitte & Touche
   LLP.

See Notes to Financial Statements.



FINANCIAL INFORMATION


Statement of Assets, Liabilities and Capital as of November 30, 1995
Assets:             Investments, at value (identified cost--$179,837,217) (Note 1a)                         $194,321,108
                    Cash                                                                                         140,323
                    Receivables:
                      Interest                                                             $  3,569,723
                      Securities sold                                                         2,135,966        5,705,689
                                                                                           ------------
                    Deferred organization expenses (Note 1e)                                                       9,029
                    Prepaid expenses                                                                              11,045
                                                                                                            ------------
                    Total assets                                                                             200,187,194
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    2,452,214
                      Dividends to shareholders (Note 1f)                                       255,762
                      Investment adviser (Note 2)                                                80,413        2,788,389
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        44,277
                                                                                                            ------------
                    Total liabilities                                                                          2,832,666
                                                                                                            ------------

Net Assets:         Net assets                                                                              $197,354,528
                                                                                                            ============

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.10 per share (2,400 shares
                      of AMPS* issued and outstanding at $25,000 per share
                      liquidation preference)                                                               $ 60,000,000
                      Common Stock, par value $.10 per share (8,829,651 shares
                      issued and outstanding)                                              $    882,965
                    Paid-in capital in excess of par                                        123,196,293
                    Undistributed investment income--net                                        967,100
                    Accumulated realized capital losses on investments--net
                    (Note 5)                                                                 (2,175,721)
                    Unrealized appreciation on investments--net                              14,483,891
                                                                                           ------------
                    Total--Equivalent to $15.56 net asset value per share of
                    Common Stock (market price--$13.75)                                                      137,354,528
                                                                                                            ------------
                    Total capital                                                                           $197,354,528
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)


Statement of Operations
                                                                                                       For the Year Ended
                                                                                                       November 30, 1995
Investment Income   Interest and amortization of premium and discount earned                                $ 11,634,967
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    950,364
                    Commission fees (Note 4)                                                    159,861
                    Professional fees                                                            77,242
                    Accounting services (Note 2)                                                 48,925
                    Transfer agent fees                                                          40,078
                    Printing and shareholder reports                                             33,782
                    Directors' fees and expenses                                                 23,877
                    Listing fees                                                                 16,487
                    Custodian fees                                                               15,087
                    Amortization of organization expenses (Note 1e)                               6,337
                    Pricing fees                                                                  6,160
                    Other                                                                        11,249
                                                                                           ------------
                    Total expenses                                                                             1,389,449
                                                                                                            ------------
                    Investment income--net                                                                    10,245,518
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                           (132,854)
Unrealized          Change in unrealized appreciation/depreciation on investments--net                        20,674,959
Gain (Loss)                                                                                                 ------------
on Investments      Net Increase in Net Assets Resulting from Operations                                    $ 30,787,623
--Net (Notes                                                                                                ============
1b, 1d & 3):

                    See Notes to Financial Statements.

Statements of Changes in Net Assets
                                                                                                For the Year Ended
                                                                                                   November 30,
Increase (Decrease) in Net Assets:                                                             1995             1994
Operations:         Investment income--net                                                 $ 10,245,518     $ 10,182,621
                    Realized loss on investments--net                                          (132,854)      (2,042,858)
                    Change in unrealized appreciation/depreciation on investments--net       20,674,959      (21,522,883)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting from operations          30,787,623      (13,383,120)
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Common Stock                                                           (7,926,660)      (8,223,319)
Shareholders          Preferred Stock                                                        (2,252,160)      (1,777,656)
(Note 1f):          Realized gain on investments--net:
                      Common Stock                                                                   --         (127,660)
                      Preferred Stock                                                                --          (25,896)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (10,178,820)     (10,154,531)
                                                                                           ------------     ------------

Capital Stock       Offering and underwriting costs resulting from the issuance
Transactions        of Common Stock                                                                  --           48,307
(Notes 1e & 4):     Offering and underwriting costs resulting from the issuance
                    of Preferred Stock                                                               --           21,198
                                                                                           ------------     ------------
                    Net increase in net assets derived from capital stock
                    transactions                                                                     --           69,505
                                                                                           ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                  20,608,803      (23,468,146)
                    Beginning of year                                                       176,745,725      200,213,871
                                                                                           ------------     ------------
                    End of year*                                                           $197,354,528     $176,745,725
                                                                                           ============     ============

                   *Undistributed investment income--net                                   $    967,100     $    900,402
                                                                                           ============     ============

                    See Notes to Financial Statements.



FINANCIAL INFORMATION (concluded)


Financial Highlights
                                                                                                                For the
                                                                                                                 Period
The following per share data and ratios have been derived                                                        May 1,
from information provided in the financial statements.                              For the Year Ended         1992++ to
                                                                                       November 30,             Nov. 30,
Increase (Decrease) in Net Asset Value:                                         1995       1994        1993       1992
Per Share           Net asset value, beginning of period                      $  13.22   $  15.88    $  14.40   $  14.18
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income--net                                        1.17       1.15        1.17        .62
                    Realized and unrealized gain (loss) on
                    investments--net                                              2.33      (2.67)       1.49        .31
                                                                              --------   --------    --------   --------
                    Total from investment operations                              3.50      (1.52)       2.66        .93
                                                                              --------   --------    --------   --------
                    Less dividends and distributions to Common Stock
                    shareholders:
                      Investment income--net                                      (.90)      (.93)       (.96)      (.44)
                      Realized gain on investments--net                             --       (.01)       (.01)        --
                                                                              --------   --------    --------   --------
                    Total dividends and distributions to Common Stock
                    shareholders                                                  (.90)      (.94)       (.97)      (.44)
                                                                              --------   --------    --------   --------
                    Capital charge resulting from issuance of Common
                    Stock                                                           --         --          --       (.03)
                                                                              --------   --------    --------   --------
                    Effect of Preferred Stock activity:++++
                      Dividends and distributions to Preferred Stock
                      shareholders:
                        Investment income--net                                    (.26)      (.20)       (.21)      (.10)
                      Capital charge resulting from issuance of
                      Preferred Stock                                               --         --          --       (.14)
                                                                              --------   --------    --------   --------
                    Total effect of Preferred Stock activity                      (.26)      (.20)       (.21)      (.24)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $  15.56   $  13.22    $  15.88   $  14.40
                                                                              ========   ========    ========   ========
                    Market price per share, end of period                     $  13.75   $ 12.125    $ 15.625   $ 14.875
                                                                              ========   ========    ========   ========

Total Investment    Based on market price per share                             21.26%    (16.87%)     11.78%      2.19%+++
Return:**                                                                     ========   ========    ========   ========
                    Based on net asset value per share                          25.85%    (10.82%)     17.35%      4.65%+++
                                                                              ========   ========    ========   ========

Ratios to Average   Expenses, net of reimbursement                                .73%       .74%        .69%       .43%*
Net Assets:***                                                                ========   ========    ========   ========
                    Expenses                                                      .73%       .74%        .69%       .69%*
                                                                              ========   ========    ========   ========
                    Investment income--net                                       5.40%      5.30%       5.26%      5.51%*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, net of Preferred Stock, end of
Data:               period (in thousands)                                     $137,355   $116,746    $140,214   $123,833
                                                                              ========   ========    ========   ========
                    Preferred Stock outstanding, end of period
                    (in thousands)                                            $ 60,000   $ 60,000    $ 60,000   $ 60,000
                                                                              ========   ========    ========   ========
                    Portfolio turnover                                          32.79%     15.06%       5.14%     27.13%
                                                                              ========   ========    ========   ========

Dividends Per       Investment income--net                                    $    938   $    741    $    774   $    341
Share on
Preferred Stock
Outstanding:++++++


                   *Annualized.
                  **Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                 ***Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Commencement of Operations.
                ++++The Fund's Preferred Stock was issued on July 1, 1992.
              ++++++Dividends have been adjusted to reflect a two-for-one stock split.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniYield New Jersey Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYJ. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realized a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and offering expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period. Direct expenses relating to the public offering of the Common and Preferred Stock were charged to capital at the time of issuance of the stock.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, Merrill Lynch, Pierce, Fenner & Smith Inc.
("MLPF&S"), and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended November 30, 1995 were $69,565,658 and $59,152,696, respectively.

Net realized and unrealized gains (losses) as of November 30, 1995 were as follows:


                                     Realized
                                      Gains       Unrealized
                                     (Losses)       Gains

Long-term investments             $   624,913    $14,483,891
Short-term investments                  1,836             --
Financial futures contracts          (759,603)            --
                                  -----------    -----------
Total                             $  (132,854)   $14,483,891
                                  ===========    ===========



As of November 30,1995, net unrealized appreciation for Federal income tax purposes aggregated $14,483,891, all of which related to appreciated securities. The aggregate cost of investments at November 30, 1995 for Federal income tax purposes was $179,837,217.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
For the year ended November 30, 1995, shares issued and outstanding remained constant at 8,829,651. At November 30, 1995, total paid-in capital amounted to $124,079,258.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at November 30, 1995 was 3.80%.

A two-for-one stock split occurred on December 1, 1994. As a result, as of November 30, 1995, there were 2,400 AMPS shares authorized, issued and outstanding with a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends of $6,247.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended November 30, 1995, MLPF&S, an affiliate of FAM, earned $105,845 as commissions.

5. Capital Loss Carryforward:
At November 30, 1995, the Fund had a capital loss carryforward of approximately $1,344,000, all of which expires in 2002. This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:
On December 11, 1995, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $0.072552 per share, payable on December 28, 1995 to shareholders of record as of December 22, 1995.



<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders of
MuniYield New Jersey Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield New Jersey Fund, Inc. as of November 30, 1995, the related statements of operations for the year then ended, the changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended and the period May 1, 1992 (commencement of operations) to November 30, 1992. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield New Jersey Fund, Inc. as of November 30, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
January 5, 1996
</AUDIT-REPORT>




IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by MuniYield New Jersey Fund, Inc. during its taxable year ended November 30, 1995 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributions paid by the Fund during the year.

Please retain this information for your records.



PER SHARE INFORMATION (UNAUDITED)

Per Share Selected Quarterly Financial Data*
                                                                                               Dividends/Distributions
                                                     Net        Realized    Unrealized
                                                  Investment     Gains        Gains       Net Investment Income Capital Gains
For the Quarter                                     Income      (Losses)     (Losses)      Common     Preferred     Common
December 1, 1993 to February 28, 1994                $.29          --        $ (.12)        $.24         $.05        $.01
March 1, 1994 to May 31, 1994                         .30        $(.03)       (1.02)         .23          .05         --
June 1, 1994 to August 31, 1994                       .28          --           .12          .23          .05         --
September 1, 1994 to November 30, 1994                .28         (.20)       (1.42)         .23          .05         --
December 1, 1994 to February 28, 1995                 .29         (.12)        1.49          .23          .06         --
March 1, 1995 to May 31, 1995                         .30          .03          .50          .23          .07         --
June 1, 1995 to August 31, 1995                       .29          .03         (.19)         .22          .07         --
September 1, 1995 to November 30, 1995                .29          .05          .54          .22          .06         --

                                                    Net Asset Value                     Market Price**
For the Quarter                                   High             Low              High             Low          Volume***
December 1, 1993 to February 28, 1994            $16.39           $15.71           $16.50           $14.50           701
March 1, 1994 to May 31, 1994                     15.56            14.08            15.375           13.00           677
June 1, 1994 to August 31, 1994                   15.15            14.43            14.125           12.875          747
September 1, 1994 to November 30, 1994            14.87            12.86            13.25            10.50         1,573
December 1, 1994 to February 28, 1995             14.59            13.29            13.375           11.50         1,271
March 1, 1995 to May 31, 1995                     15.13            14.40            13.625           12.75           756
June 1, 1995 to August 31, 1995                   15.39            14.67            13.75            13.00           651
September 1, 1995 to November 30, 1995            15.56            14.89            13.875           13.125          770

  *Calculations are based upon shares of Common Stock outstanding at the end of each quarter.
 **As reported in the consolidated transaction reporting system.
***In thousands.



OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Robert R. Martin, Director
Joseph L. May, Director
Andre F. Perold, Director
Terry K. Glenn, Executive Vice President
Donald C. Burke, Vice President
Vincent R. Giordano, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, New York 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, New York 10286

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, New York 10004

NYSE Symbol
MYJ